table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
32	STATEMENT OF ASSETS AND LIABILITIES
33	STATEMENT OF OPERATIONS
34	STATEMENTS OF CHANGES IN NET ASSETS
35	NOTES TO FINANCIAL STATEMENTS
40	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Masters Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate.

LETTER TO SHAREHOLDERS continued

Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Evergreen Team

Marsico Team

MFS Team

Oppenheimer Team

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/31/1998
	Class A	Class B	Class C	Class I
Class Inception Date	12/31/1998	12/31/1998	12/31/1998	12/31/1998

6-month return with sales charge	-4.30%	-3.73%	-0.99%	N/A

6-month return w/o sales charge	1.58%	1.27%	1.08%	1.74%

Average annual return*

1 year with sales charge	-33.90%	-33.91%	-31.85%	N/A

1 year w/o sales charge	-29.90%	-30.43%	-30.47%	-29.69%

Since portfolio inception	-10.02%	-9.79%	-9.67%	-8.55%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs 12b-1 fees of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Returns reflect expense limits previously in effect, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Masters Fund Class A shares,1 versus a similar investment in the Standard and Poor's 400 MidCap Index (S&P 400), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).
The S&P 400 and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risks of failure.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 1.58% for the six-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Standard & Poor's 500 Index returned 5.02%, the S&P Mid Cap 400 Index returned 1.14%, and the median return of the funds in Lipper's multi cap core funds classification was 2.60%. Lipper is an independent monitor of mutual fund performance.

The fund's six-month return reflects the combined performance of the four distinct portfolios that comprise the fund. The four portfolios are independently managed by investment teams from Evergreen Investment Management Company, LLC; Marsico Capital Management, LLC; MFS Institutional Advisors, Inc. and Oppenheimer Funds, Inc.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$111,128,378

Number of Holdings	590

Beta	1.16

R-squared	0.88

P/E Ratio	16.2x

What was the investment environment like during the period?

Mixed economic data and uncertainty about geopolitical issues were the main drivers of the stock market during the six months. Over the period, stocks rose and fell sharply, as investors came to terms with news regarding the strength of the economy and military action in Iraq. In this environment, growth stocks generally outperformed value stocks, because there was some optimism that the monetary and fiscal stimulus that was already in place would eventually lead to an economic recovery. Investors generally favor growth stocks during periods of economic expansion. They tend to gravitate toward value stocks when the economy contracts. In terms of capitalization, large-cap stocks outperformed small-cap stocks for the first time in three years. The relative strength of the large-cap sector resulted from the restructuring that many large-cap companies have undertaken. As companies cut costs, they improved their balance sheets and raised their potential for better earnings in the future. Many are well positioned to take advantage of a better economy. Large-cap companies, which are often multinational enterprises, also benefited from a weaker U.S. dollar, which reduces the costs of U.S. goods and services when they are sold abroad.

Looking ahead to the next six months, we are guardedly optimistic. Businesses continue to be reluctant to spend money for hiring or expansion, but this caution may be related to uncertainty about the Iraqi conflict. While we believe the foundation may be set for an improving economy, better corporate profits and stock market returns, it is difficult to determine the timing of such a recovery. We believe inventory replacement and increased capital spending will be positive for economic growth. We also expect the

PORTFOLIO MANAGER INTERVIEW continued

Administration's tax plan, which may result in the elimination or a partial reduction in taxation of dividends, to be a positive catalyst for the economy.

TOP 5 SECTORS
(as a percentage of 3/31/2003 net assets)

Consumer Discretionary	20.1%

Health Care	16.8%

Financials	15.9%

Information Technology	13.6%

Industrials	10.8%

TOP 10 HOLDINGS
(as a percentage of 3/31/2003 net assets)

Citigroup, Inc.	1.3%

General Electric Co.	1.2%

Caremark Rx, Inc.	1.2%

Procter & Gamble Co.	1.2%

SLM Corp.	1.1%

Microsoft Corp.	1.1%

UnitedHealth Group, Inc.	1.1%

Mylan Laboratories, Inc.	1.0%

Wal-Mart Stores, Inc.	1.0%

Amgen, Inc.	1.0%

MANAGEMENT TEAM

Evergreen Team1

We made a number of changes to the portfolio during the first half of the fiscal year. We sold companies that had either reached our price targets or whose business prospects had deteriorated and bought those with good balance sheets, competitive advantages and the potential to gain market share. We also raised the portfolio's cash position in order to take advantage of buying opportunities.

We reduced the consumer-related areas of the portfolio. In the consumer staples sector, we cut back on stocks whose valuations had risen to levels that no longer reflected their business prospects. In the consumer discretionary area, we trimmed positions that were sensitive to the decline in consumer confidence. Some of these included retailers and media companies. Going into the new fiscal year, we had a favorable outlook for energy companies, because oil and natural gas prices were rising. As time went on, we felt that a "war premium" had been built into energy stock prices and they would decline significantly once the Iraqi military action was resolved. Therefore, we cut the energy position in the portfolio. We also reduced the portfolio's commitment to the industrials sector. We felt the potential for downside risk in the industrials area was rising because the economic recovery was taking longer than we had originally anticipated.

We added to the portfolio's positions in information technology and materials. Even if the economic recovery is delayed, we believe these sectors should benefit once companies begin to increase capital spending.

MANAGEMENT TEAM

MFS Team2

We began the six-month period ending March 31, 2003, overweighting financial services and leisure companies. In the financial services sector, we were overweight in banks where we found a number of

1 This discussion represents the Evergreen Team's portion of the fund.
2 This discussion represents the MFS Team's portion of the fund.

PORTFOLIO MANAGER INTERVIEW continued

attractive investments in regional banks growing their loan portfolios while maintaining attractive margins. We were also overweighting select property & casualty insurers that we believed would benefit from a positive pricing cycle. Our overweight in financial services detracted slightly from performance for the period, and we trimmed our holdings based on deteriorating fundamentals. Our investments in leisure companies were based on the belief that advertising sensitive companies like television and newspapers would likely be the first to benefit when the economy shows signs of improvement. Our investments in the leisure sector worked well, contributing to performance for the period.

The proceeds from trimming financial services were invested in business and consumer services companies where we have found growth investments ranging from transaction processing to on-line travel planning.

Additionally, we invested in a number of biotech company offerings, having what we believed to be positive earnings growth potential, meaningful drug pipelines, and attractive valuations. Finally, we added to our holdings in semiconductor companies where we anticipate increased demand as the economy begins to show signs of improvement. The portfolio management team is looking to increase their exposure to growth cyclicals like semiconductors, software and advertising in order to take advantage of a possible firming in company fundamentals.

MANAGEMENT TEAM

Marsico Team3

The fund underperformed the S&P 500 Index during the six-month period ending March 31, 2003. The portfolio's performance shortfall was attributable almost entirely to weak results in the fourth calendar quarter of 2002. During the first quarter of 2003, in contrast, the portfolio outperformed the S&P 500 Index by a relatively healthy margin.

The portfolio's sub-par investment results over the past six months, from a "big picture" perspective, were attributable to several primary factors. These included: investments in the consumer discretionary (or consumer cyclical) sector, particularly in the retailing, media, and hotel industries; positions in aerospace/defense companies; investments in the information technology sector and healthcare-related holdings.

There were several areas of strength in terms of performance for the portfolio. First, we experienced very good performance related to our positioning in the financials sector. One of the best-performing individual holdings for the portfolio over the reporting period was SLM Corp. (formerly Student Loan Marketing Association and perhaps best known under the moniker "Sallie Mae"), which gained nearly 20%. Performance was also helped by an underweighting in the bank and insurance industries, both of which, as measured by the S&P 500 Index's allocations to these industries, had negative returns for the six-month period ending

3 This discussion represents the Marsico Team's portion of the fund.

PORTFOLIO MANAGER INTERVIEW continued

March 31, 2003. A second positive contributor to performance related to the portfolio not having any investments in tobacco companies, which came under renewed litigation-related pressures during the reporting period.

As of March 31, 2003, the portfolio was primarily invested in the healthcare, consumer discretionary, and financials sectors. The portfolio had little or no exposure to sectors such as materials, energy, and utilities.

MANAGEMENT TEAM

Oppenheimer Team4

March was another volatile month for the U.S. stock market as investors' fears and hopes regarding the war in Iraq and the outlook for the economy produced wild gyrations in stock prices. After three consecutive monthly declines, the S&P 500 Index delivered a positive return in March, up 0.97%.

The fund's performance during the first quarter of 2003 was negatively impacted by the lack of the "January Effect" this year for which the fund was positioned to take advantage of. Typically, in the first quarter of the year, small cap stocks produce positive excess returns compared to large cap stocks. This year the "January Effect" was absent, as small cap stocks, as measured by the Russell 2000 Index returned -4.49%, trailing the S&P 500 Index by 1.34%.

During the most recent quarter, the fund was hurt by its under weighted position in mega-caps relative to the S&P 500 Index benchmark. However, we benefited from our overweight in mid-caps so that allocation by market-cap was a slight, net positive factor in the quarter. Allocation by economic sector, and stock selection were small negative contributors to performance. Considering that our stock selection models did not work especially well in this volatile environment, we were satisfied with our ability to perform roughly in line with the benchmark.

In March, we continued to increase the weighted average market cap (WAMC) of the portfolio. The WAMC of the fund was $64.5 billion (84% relative to the S&P 500 Index) as of March 31, 2003, compared to $59.2 billion (77% relative to the S&P 500 Index) at year-end. This move is consistent with shifting predictions from our relative cap-size models, which now favor small-cap stocks by a smaller margin than in recent years.

Regarding economic sectors, currently most of the weights are close to the weights of the S&P 500 Index benchmark. The largest sector overweight is financials (+3.4%), and the largest underweight is information technology (-3.65%).

In spite of all this, we are optimistic about the future prospects for the stock market. We also believe that monetary and fiscal policy will be stimulative, and the resolution of the war might restore confidence in the future and spur investment spending.

4 This discussion represents the Oppenheimer Team's portion of the fund.

PORTFOLIO MANAGER INTERVIEW continued

History suggests that after multi-year lows in the stock market, such as those reached last July and October, the returns from equities are likely to be significantly higher than average over the next five years. Part of the reason for this pattern is the typical stimulative policy response, such as we are now seeing.

In recent months, our cap-size prediction models have shifted somewhat. Now, the models suggest that small cap stocks are likely to outperform mega-caps by only a small margin over the next 12 months. Still, the cap-size groups with the best relative prospects appear to be small-caps and micro-caps.

We remain committed to our disciplined, quantitative style of investing. As always, we remain fully invested in equities and seek to reduce risk and minimize transaction costs by having a well-diversified portfolio.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[1]	1999[2]
CLASS A
Net asset value, beginning of period	$5.70	$7.24	$13.22	$10.05	$10.00
Income from investment operations
Net investment loss	-0.02	-0.06	-0.08	-0.10	-0.05
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.11	-1.48	-4.13	3.27	0.10
Total from investment operations	0.09	-1.54	-4.21	3.17	0.05
Distributions to shareholders from
Net realized gains	0	0	-1.77	0	0
Net asset value, end of period	$5.79	$5.70	$7.24	$13.22	$10.05
Total return[3]	1.58%	-21.27%	-35.91%	31.54%	0.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$51,997	$57,482	$100,713	$192,473	$167,848
Ratios to average net assets
Expenses[4]	2.15%[5]	1.86%	1.63%	1.58%	1.72%[5]
Net investment loss	-0.80%[5]	-0.86%	-0.77%	-0.78%	-0.70%[5]
Portfolio turnover rate	54%	114%	80%	111%	63%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[1]	1999[2]
CLASS B
Net asset value, beginning of period	$5.53	$7.08	$13.07	$10.01	$10.00
Income from investment operations
Net investment loss	-0.04	-0.12	-0.13	-0.19	-0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.11	-1.43	-4.09	3.25	0.10
Total from investment operations	0.07	-1.55	-4.22	3.06	0.01
Distributions to shareholders from
Net realized gains	0	0	-1.77	0	0
Net asset value, end of period	$5.60	$5.53	$7.08	$13.07	$10.01
Total return[3]	1.27%	-21.89%	-36.46%	30.57%	0.10%
Ratios and supplemental data
Net assets, end of period (thousands)	$53,563	$59,195	$92,928	$133,637	$82,979
Ratios to average net assets
Expenses[4]	2.90%[5]	2.62%	2.38%	2.34%	2.47%[5]
Net investment loss	-1.54%[5]	-1.61%	-1.52%	-1.54%	-1.48%[5]
Portfolio turnover rate	54%	114%	80%	111%	63%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[1]	1999[2]
CLASS C
Net asset value, beginning of period	$5.53	$7.07	$13.05	$10.00	$10.00
Income from investment operations
Net investment loss	-0.04	-0.12	-0.11	-0.19	-0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.10	-1.42	-4.10	3.24	0.09
Total from investment operations	0.06	-1.54	-4.21	3.05	0
Distributions to shareholders from
Net realized gains	0	0	-1.77	0	0
Net asset value, end of period	$5.59	$5.53	$7.07	$13.05	$10.00
Total return[3]	1.08%	-21.78%	-36.44%	30.50%	0.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,982	$5,983	$9,450	$11,387	$4,837
Ratios to average net assets
Expenses[4]	2.89%[5]	2.62%	2.39%	2.35%	2.47%[5]
Net investment loss	-1.54%[5]	-1.61%	-1.52%	-1.55%	-1.48%[5]
Portfolio turnover rate	54%	114%	80%	111%	63%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[1]	1999[2]
CLASS I3
Net asset value, beginning of period	$5.75	$7.29	$13.27	$10.07	$10.00
Income from investment operations
Net investment loss	-0.02	-0.05	-0.05	-0.07	-0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.12	-1.49	-4.16	3.27	0.08
Total from investment operations	0.10	-1.54	-4.21	3.20	0.07
Distributions to shareholders from
Net realized gains	0	0	-1.77	0	0
Net asset value, end of period	$5.85	$5.75	$7.29	$13.27	$10.07
Total return	1.74%	-21.12%	-35.76%	31.78%	0.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$586	$605	$2,228	$4,479	$3,348
Ratios to average net assets
Expenses[4]	1.90%[5]	1.59%	1.37%	1.34%	1.50%[5]
Net investment loss	-0.55%[5]	-0.61%	-0.52%	-0.53%	-0.43%[5]
Portfolio turnover rate	54%	114%	80%	111%	63%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 96.2%
CONSUMER DISCRETIONARY 20.4%
Auto Components 0.4%
Aftermarket Technology Corp. *	600	$ 6,780
American Axle & Manufacturing Holdings, Inc. *	700	14,728
Arvinmeritor, Inc.	700	9,793
Borg-Warner Automotive, Inc.	300	14,352
Cooper Tire & Rubber Co.	300	3,660
Dana Corp.	3,800	26,828
Delphi Automotive Systems Corp.	8,000	54,640
Goodyear Tire & Rubber Co.	4,400	22,748
Johnson Controls, Inc.	600	43,464
Lear Corp. *	1,000	35,350
Pep Boys-Manny, Moe & Jack, Inc.	700	5,320
Superior Industries International, Inc.	6,000	218,580
Tower Automotive, Inc. *	200	474
456,717
Automobiles 0.3%
Ford Motor Co.	16,772	126,126
General Motors Corp.	3,600	121,032
Harley-Davidson, Inc.	2,500	99,275
346,433
Hotels, Restaurants & Leisure 3.6%
Applebee's International, Inc.	675	18,927
Boyd Gaming Corp. *	200	2,550
Brinker International, Inc. *	1,500	45,750
Carnival Corp., Class A	11,400	274,854
CBRL Group, Inc.	13,000	356,850
CEC Entertainment, Inc. *	700	19,047
Cheesecake Factory, Inc. *	2,500	80,675
Choice Hotels, Inc. *	100	2,438
Darden Restaurants, Inc.	21,100	376,635
Four Seasons Hotels, Inc.	2,900	78,793
GTECH Holdings Corp. *	2,500	81,650
Harrah's Entertainment, Inc. *	6,700	239,190
Hilton Hotels Corp.	16,920	196,441
McDonald's Corp.	1,000	14,460
MGM Grand, Inc. *	13,990	409,207
Outback Steakhouse, Inc.	14,760	522,209
P.F. Changs China Bistro, Inc. *	200	7,400
Panera Bread Co., Class A *	9,716	296,241
Ruby Tuesday, Inc.	1,400	28,560
Ryan's Family Steak Houses, Inc. *	2,400	25,202
Starbucks Corp. *	7,200	185,472
Starwood Hotels & Resorts, Class B	10,840	257,884
Wendy's International, Inc.	400	11,004
Wynn Resorts, Ltd. *	28,252	436,211
3,967,650
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Household Durables 1.7%
American Greetings Corp., Class A *	1,700	$ 22,270
Beazer Homes USA, Inc. *	500	29,405
Black & Decker Corp.	700	24,402
Centex Corp.	1,300	70,668
D.R. Horton, Inc.	600	11,520
EMCOR Group, Inc. *	100	4,825
Fortune Brands, Inc.	2,100	90,027
Harman International Industries, Inc.	100	5,857
Jacobs Engineering Group, Inc. *	5,986	251,472
KB Home	1,400	63,630
Lennar Corp.	9,856	527,790
Maytag Corp.	2,600	49,478
MDC Holdings, Inc.	7,212	276,796
Meritage Corp. *	300	10,059
Mohawk Industries, Inc. *	3,800	182,172
Newell Rubbermaid, Inc.	400	11,340
NVR, Inc. *	200	65,800
Pulte Homes, Inc.	1,247	62,537
Ryland Group, Inc.	2,600	112,294
Standard Pacific Corp.	400	10,204
Toll Brothers, Inc. *	1,900	36,670
1,919,216
Internet & Catalog Retail 0.2%
Amazon.com, Inc. *	700	18,221
eBay, Inc. *	2,046	174,503
192,724
Leisure Equipment & Products 1.4%
Action Performance Companies, Inc.	1,200	25,380
Brunswick Corp.	1,900	36,100
Eastman Kodak Co.	10,200	301,920
Electronic Arts, Inc. *	9,578	561,654
Hasbro, Inc.	3,600	50,004
Mattel, Inc.	15,460	347,850
Polaris Industries, Inc.	3,500	174,020
The Nautilus Group, Inc.	600	8,556
Winnebago Industries, Inc.	500	13,600
1,519,084
Media 6.1%
AOL Time Warner, Inc. *	2,500	27,150
Clear Channel Communications, Inc. *	18,646	632,472
Comcast Corp., Class A *	2,808	80,281
Cox Communications, Inc., Class A *	1,000	31,110
Dow Jones & Co., Inc.	200	7,088
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Media continued
E.W. Scripps Co., Class A	4,680	$ 354,463
Echostar Communications Corp., Class A *	34,940	1,009,067
Emmis Broadcasting Corp., Class A *	9,700	163,736
Entercom Communications Corp. *	2,880	126,461
Gannett Co., Inc.	3,800	267,634
General Motors Corp., Class H *	600	6,720
Hearst-Argyle Television, Inc. *	9,210	190,555
Lamar Advertising Co., Class A *	16,600	487,210
Meredith Corp.	6,000	229,080
New York Times Co., Class A	3,420	147,573
Reader's Digest Association, Inc., Class A	18,500	188,885
Tribune Co.	9,970	448,750
Univision Communications, Inc., Class A *	18,490	453,190
USA Interactive, Inc. *	22,900	613,491
Viacom, Inc., Class B *	21,345	779,520
Walt Disney Co.	7,254	123,463
Westwood One, Inc. *	13,380	417,991
6,785,890
Multi-line Retail 1.5%
Big Lots, Inc. *	800	9,000
BJ's Wholesale Club, Inc. *	600	6,780
Family Dollar Stores, Inc.	10,050	310,344
Federated Department Stores, Inc. *	1,700	47,634
J.C. Penney Co., Inc.	4,300	84,452
May Department Stores Co.	1,750	34,807
Nordstrom, Inc.	7,970	129,114
Sears, Roebuck & Co.	900	21,735
Shopko Stores, Inc. *	100	1,165
Wal-Mart Stores, Inc.	20,664	1,075,148
1,720,179
Specialty Retail 5.0%
Abercrombie & Fitch Co., Class A *	700	21,021
Ann Taylor Stores Corp. *	2,550	52,351
Autozone, Inc. *	1,500	103,065
Bed Bath & Beyond, Inc. *	800	27,632
Best Buy Co., Inc. *	6,900	186,093
Chico's FAS, Inc. *	300	6,000
Christopher & Banks Corp. *	950	16,815
Circuit City Stores, Inc.	20,500	106,600
Electronics Boutique Holdings Corp. *	300	5,037
Foot Locker, Inc. *	1,200	12,840
Gap, Inc.	8,100	117,369
Home Depot, Inc.	9,950	242,382
Hot Topic, Inc. *	700	16,317
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Limited, Inc.	4,320	$ 55,598
Linens'n Things, Inc. *	5,680	115,418
Lowe's Companies, Inc.	10,835	442,285
Michaels Stores, Inc. *	5,000	125,050
Movie Gallery, Inc. *	200	3,484
Office Depot, Inc. *	26,570	314,323
Pacific Sunwear of California, Inc. *	750	15,263
Payless ShoeSource, Inc. *	16,800	262,920
PETsMART, Inc. *	21,960	276,696
Pier 1 Imports, Inc.	2,100	33,306
RadioShack Corp.	2,100	46,809
Rent-A-Center, Inc. *	600	32,826
Ross Stores, Inc.	2,300	83,145
Staples, Inc. *	16,900	309,777
Talbots, Inc.	19,420	499,871
Tiffany & Co.	36,570	914,250
TJX Companies, Inc.	22,690	399,344
Too, Inc. *	242	4,020
United Auto Group, Inc. *	200	2,350
Urban Outfitters, Inc. *	100	2,250
Weight Watchers International, Inc. *	9,470	436,093
Williams-Sonoma, Inc. *	11,700	255,060
5,543,660
Textiles & Apparel 0.2%
Coach, Inc. *	880	33,730
Kellwood Co.	300	8,682
Liz Claiborne, Inc.	2,300	71,116
Nike, Inc., Class B	1,700	87,414
Reebok International, Ltd. *	100	3,285
Timberland Co., Class A *	200	8,362
Tommy Hilfiger Corp.	500	3,615
216,204
CONSUMER STAPLES 4.7%
Beverages 0.9%
Anheuser-Busch Companies, Inc.	10,692	498,354
Coca-Cola Co.	7,400	299,552
Coca-Cola Enterprises, Inc.	1,300	24,297
Heineken NV	1,000	37,054
Pepsi Bottling Group, Inc.	700	12,551
PepsiCo, Inc.	1,840	73,600
945,408
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Drug Retailing 0.3%
Albertsons, Inc.	2,000	$ 37,700
CVS Corp.	4,900	116,865
Kroger Co. *	9,200	120,980
Safeway, Inc. *	5,000	94,650
Winn-Dixie Stores, Inc.	1,200	15,864
386,059
Food Products 1.6%
Bob Evans Farms, Inc.	7,500	180,675
Bunge, Ltd.	100	2,516
Campbell Soup Co.	6,300	132,300
ConAgra, Inc.	12,100	242,968
Dean Foods Co. *	900	38,619
Fresh Del Monte Produce, Inc.	400	6,100
Hershey Foods Corp.	8,890	557,048
Kellogg Co.	2,300	70,495
Kraft Foods, Inc., Class A	800	22,560
McCormick & Co., Inc.	7,400	178,636
Sara Lee Corp.	14,620	273,394
W.M. Wrigley Junior Co.	1,900	107,350
1,812,661
Household Products 1.4%
Clorox Co.	2,800	129,276
Colgate-Palmolive Co.	600	32,664
International Flavors & Fragrances, Inc.	1,900	59,071
Procter & Gamble Co.	14,640	1,303,692
1,524,703
Personal Products 0.1%
Avon Products, Inc.	1,300	74,165
Dial Corp.	1,800	34,920
Estee Lauder Companies, Inc., Class A	300	9,108
118,193
Tobacco 0.4%
Altria Group, Inc.	7,800	233,688
Loews Corp. - Carolina Group	12,100	223,850
457,538
ENERGY 6.0%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	9,500	284,335
BJ Services Co. *	12,450	428,156
Cooper Cameron Corp. *	5,500	272,305
GlobalSantaFe Corp.	4,600	94,990
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Energy Equipment & Services continued
Halliburton Co.	1,700	$ 35,241
Kinder Morgan Management, LLC *	848	27,439
Nabors Industries, Ltd. *	12,100	482,427
Noble Corp. *	2,570	80,749
Noble Energy, Inc.	200	6,858
Smith International, Inc.	4,200	147,966
Weatherford International, Ltd. *	12,600	475,902
2,336,368
Oil & Gas 3.9%
Amerada Hess Corp.	800	35,408
Anadarko Petroleum Corp.	500	22,750
Apache Corp.	6,615	408,410
Baytex Energy, Ltd. *	5,500	35,367
Burlington Resources, Inc.	2,400	114,504
Canadian 88 Energy Corp. *	23,500	33,740
Canadian Natural Resources, Ltd.	4,363	148,887
Chesapeake Energy Corp.	48,700	382,782
ChevronTexaco Corp.	3,482	225,111
Cimarex Energy Co. *	212	4,123
ConocoPhillips	437	23,423
Devon Energy Corp.	4,400	212,168
EOG Resources, Inc.	1,500	59,340
Exxon Mobil Corp.	25,374	886,821
Frontier Oil Corp.	6,600	112,860
Kerr-McGee Corp.	1,200	48,732
Marathon Oil Corp.	3,100	74,307
Murphy Oil Corp.	10,700	472,619
Newfield Exploration Co. *	100	3,389
Occidental Petroleum Corp.	4,000	119,840
Ocean Energy, Inc.	21,900	438,000
Paramount Energy Trust	4,608	41,703
Paramount Resources, Ltd. *	7,000	47,680
Pioneer Natural Resources Co. *	200	5,020
Pogo Producing Co.	100	3,977
Sunoco, Inc.	200	7,314
Talisman Energy, Inc.	2,500	99,347
Teekay Shipping Corp.	200	7,760
Tom Brown, Inc. *	4,300	104,060
Unocal Corp.	1,200	31,572
Valero Energy Corp.	1,600	66,208
XTO Energy, Inc.	667	12,667
4,289,889
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS 15.9%
Banks 5.0%
AmSouth Bancorp	12,200	$ 242,536
Astoria Financial Corp.	19,700	457,631
Bank of America Corp.	7,700	514,668
Bank of New York Co., Inc.	4,700	96,350
Bank One Corp.	8,100	280,422
BB&T Corp.	1,800	56,574
Charter One Financial, Inc.	14,010	387,517
Colonial BancGroup, Inc.	18,000	202,500
Comerica, Inc.	1,200	45,456
Commerce Bancorp, Inc.	200	7,948
Compass Bancshares, Inc.	300	9,381
Dime Bancorp, Inc. *	1,000	150
First Tennessee National Corp.	1,000	39,710
First Virginia Banks, Inc.	100	3,923
FleetBoston Financial Corp.	6,900	164,772
Golden West Financial Corp.	2,600	187,018
Greater Bay Bancorp	20,000	286,000
Greenpoint Financial Corp.	1,200	53,772
Hibernia Corp., Class A	1,100	18,656
Huntington Bancshares, Inc.	400	7,436
Independence Community Bank Corp.	400	10,580
IndyMac Bancorp, Inc.	300	5,835
KeyCorp	5,600	126,336
Mellon Financial Corp.	3,300	70,158
National City Corp.	3,400	94,690
New York Community Bancorp, Inc.	10,100	300,980
North Fork Bancorp, Inc.	14,190	417,895
Regions Financial Corp.	400	12,960
Roslyn Bancorp, Inc.	100	1,798
SouthTrust Corp.	14,100	359,973
Sovereign Bancorp, Inc.	4,600	63,710
SunTrust Banks, Inc.	1,900	100,035
U.S. Bancorp	8,992	170,668
Union Planters Corp.	700	18,403
UnionBancal Corp.	900	35,478
Washington Mutual, Inc.	2,800	98,756
Webster Financial Corp.	200	7,024
Wells Fargo & Co.	3,600	161,964
Wilmington Trust Corp.	18,000	500,400
5,620,063
Diversified Financials 7.1%
American Capital Strategies, Ltd.	14,500	324,800
American Express Co.	3,900	129,597
Bear Stearns Companies, Inc.	8,900	583,840
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financials continued
Charles Schwab Corp.	31,000	$ 223,820
Chicago Merchantile Exchange Holdings, Inc.	3,500	168,525
Citigroup, Inc.	42,689	1,470,636
Countrywide Financial Corp.	2,200	126,500
Doral Financial Corp.	450	15,908
E*Trade Group, Inc. *	100	421
Fannie Mae	16,224	1,060,238
Freddie Mac	3,100	164,610
Friedman Billings Ramsey Group, Class A	365	3,303
Goldman Sachs Group, Inc.	200	13,616
Household International, Inc.	3,800	103,930
Investors Financial Services Corp.	15,990	389,357
J.P. Morgan Chase & Co.	7,100	168,341
Janus Capital Group, Inc.	800	9,112
Legg Mason, Inc.	2,300	112,102
Lehman Brothers Holdings, Inc.	17,850	1,030,837
MBNA Corp.	3,000	45,150
Moody's Corp.	1,200	55,476
Morgan Stanley	4,600	176,410
New Century Financial Corp.	1,000	31,181
Principal Financial Group *	1,800	48,852
SEI Investments Co.	6,700	175,540
SLM Corp.	11,226	1,245,188
T. Rowe Price Group, Inc.	2,900	78,645
7,955,935
Insurance 3.7%
Ace, Ltd.	18,100	523,995
AFLAC, Inc.	2,900	92,945
Allstate Corp.	5,800	192,386
AMBAC Financial Group, Inc.	7,985	403,402
American International Group, Inc.	6,110	302,139
Arthur J. Gallagher & Co.	8,190	201,065
Chubb Corp.	2,100	93,072
Cincinnati Financial Corp.	300	10,521
CNA Surety Corp.	60,600	484,800
Everest Reinsurance Group, Ltd.	6,600	377,586
Fidelity National Financial, Inc.	3,412	116,520
Hartford Financial Services Group, Inc.	1,200	42,348
Jefferson Pilot Corp.	300	11,544
John Hancock Financial Services, Inc.	4,000	111,120
Lincoln National Corp.	1,300	36,400
Loews Corp.	3,000	119,520
Marsh & McLennan Co.	400	17,052
MBIA, Inc.	1,000	38,640
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
MetLife, Inc.	4,000	$ 105,520
Nationwide Financial Services, Inc., Class A	800	19,496
Old Republic International Corp.	600	16,050
Progressive Corp.	2,600	154,206
Protective Life Corp.	100	2,855
Radian Group, Inc.	600	20,028
RenaissanceRe Holdings, Ltd.	1,500	60,075
SAFECO Corp.	1,100	38,467
St. Paul Companies, Inc.	900	28,620
Travelers Property Casualty Corp., Class A	3,648	51,400
Travelers Property Casualty Corp., Class B	931	13,137
Willis Group Holdings, Ltd.	5,800	160,660
XL Capital, Ltd., Class A	3,170	224,373
4,069,942
Real Estate 0.1%
Equity Office Properties Trust REIT	1,500	38,175
Hovnanian Enterprises, Inc., Class A *	700	24,185
The St. Joe Co.	300	8,160
70,520
HEALTH CARE 16.8%
Biotechnology 3.8%
Amgen, Inc. *	18,511	1,065,308
Biogen, Inc. *	5,660	169,574
Celgene Corp. *	10,340	269,667
Charles River Laboratories International, Inc. *	100	2,552
Genentech, Inc. *	15,504	542,795
Genzyme Corp. *	13,560	494,262
Gilead Sciences, Inc. *	5,500	230,945
ICOS Corp. *	3,200	59,872
IDEC Pharmaceuticals Corp. *	17,773	611,729
Invitrogen Corp. *	8,480	259,742
MedImmune, Inc. *	16,150	530,205
Myriad Genetics, Inc. *	300	3,027
4,239,678
Health Care Equipment & Supplies 3.2%
Bausch & Lomb, Inc.	100	3,289
Baxter International, Inc.	4,400	82,016
Beckman Coulter, Inc.	100	3,403
Becton Dickinson & Co.	3,600	123,984
Bio-Rad Laboratories, Inc., Class A *	100	3,575
Boston Scientific Corp. *	3,300	134,508
C.R. Bard, Inc.	9,900	624,294
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies continued
Cooper Companies, Inc.	700	$ 20,930
Cytyc Corp. *	38,460	501,903
DENTSPLY International, Inc.	13,000	452,270
Guidant Corp.	14,900	539,380
Saint Jude Medical, Inc. *	400	19,500
Steris Corp. *	100	2,616
Stryker Corp.	400	27,460
Varian Medical Systems, Inc. *	3,670	197,923
Zimmer Holdings, Inc. *	17,572	854,527
3,591,578
Health Care Providers & Services 6.1%
Aetna, Inc.	2,700	133,110
AmerisourceBergen Corp.	3,800	199,500
Anthem, Inc. *	9,700	642,625
Apria Healthcare Group, Inc. *	800	18,688
Caremark Rx, Inc. *	74,960	1,360,524
CIGNA Corp.	2,100	96,012
Covance, Inc. *	400	9,248
Davita, Inc. *	800	16,584
Express Scripts, Inc., Class A *	400	22,272
First Health Group Corp. *	100	2,544
HCA-The Healthcare Corp.	14,607	604,145
Health Management Associates, Inc., Class A	11,490	218,310
HealthNet, Inc., Class A *	1,700	45,509
Humana, Inc. *	500	4,800
IMS Health, Inc.	11,001	171,726
Laboratory Corp. *	10,300	305,395
Lincare Holdings, Inc. *	400	12,276
Manor Care, Inc. *	500	9,615
McKesson Corp.	2,600	64,818
Mid Atlantic Medical Services, Inc. *	100	4,055
Oxford Health Plans, Inc. *	4,200	127,512
Pediatrix Medical Group, Inc. *	1,000	25,140
Quest Diagnostics, Inc. *	11,784	703,387
Sierra Health Services, Inc. *	500	6,450
Tenet Healthcare Corp. *	1,850	30,895
UnitedHealth Group, Inc.	13,324	1,221,411
Wellpoint Health Networks, Inc., Class A *	9,200	706,100
6,762,651
Pharmaceuticals 3.7%
Abbott Laboratories, Inc.	3,200	120,352
Bristol-Myers Squibb Co.	3,000	63,390
Eli Lilly & Co.	2,100	120,015
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Forest Laboratories, Inc. *	2,300	$ 124,131
InterMune, Inc. *	790	16,945
Johnson & Johnson Co.	14,225	823,201
Merck & Co., Inc.	9,400	514,932
Mylan Laboratories, Inc.	39,300	1,129,875
Pfizer, Inc.	22,375	697,205
Pharmaceutical Resources, Inc. *	400	16,992
Pharmacia Corp.	1,700	73,610
Schering-Plough Corp.	1,900	33,877
Taro Pharmaceutical Industries, Ltd., Class A *	1,500	57,420
Teva Pharmaceutical Industries, Ltd., ADR	4,000	166,600
Watson Pharmaceuticals, Inc. *	4,000	115,080
4,073,625
INDUSTRIALS 10.3%
Aerospace & Defense 1.2%
Alliant Techsystems, Inc. *	3,160	170,672
B.F. Goodrich Corp.	3,500	49,210
Boeing Co.	5,000	125,300
Honeywell International, Inc.	6,200	132,432
Lockheed Martin Corp.	100	4,755
Northrop Grumman Corp.	3,200	274,560
Precision Castparts Corp.	200	4,766
Raytheon Co.	600	17,022
Rockwell Collins, Inc.	20,400	374,748
United Technologies Corp.	3,000	173,340
1,326,805
Air Freight & Couriers 0.8%
CNF Transportation, Inc.	100	3,045
Expeditors International of Washington, Inc.	7,900	284,005
FedEx Corp.	10,200	561,714
United Parcel Service, Inc., Class B	1,000	57,000
905,764
Building Products 0.1%
Lennox International, Inc.	100	1,440
Masco Corp.	5,200	96,824
98,264
Commercial Services & Supplies 3.1%
Apollo Group, Inc., Class A *	4,170	208,083
Aramark Corp., Class B	3,400	77,860
Arbitron, Inc. *	100	3,170
Career Education Corp. *	100	4,892
ChoicePoint, Inc. *	8,940	303,066
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
Concord EFS, Inc. *	11,100	$ 104,340
Convergys Corp. *	1,500	19,800
Corinthian Colleges, Inc. *	100	3,950
Deluxe Corp.	1,100	44,143
DST Systems, Inc. *	15,280	415,616
Factset Research Systems, Inc.	100	3,245
Fair, Issac & Co., Inc.	100	5,082
First Data Corp.	3,200	118,432
H&R Block, Inc.	3,700	157,953
ITT Educational Services, Inc. *	400	11,200
John H. Harland Co.	400	9,724
Manpower, Inc.	9,220	275,493
McGraw-Hill Companies, Inc.	9,100	505,869
Paychex, Inc.	4,000	109,880
Per-Se Technologies, Inc. *	500	3,975
Pittston Brink's Group	300	4,158
Republic Services, Inc., Class A *	29,000	575,360
Right Management Consultants, Inc. *	225	2,923
Robert Half International, Inc. *	7,200	95,832
Sabre Group Holdings, Inc., Class A *	400	6,364
Viad Corp.	9,500	203,680
Waste Management, Inc.	1,900	40,242
Xerox Corp. *	11,800	102,660
3,416,992
Electrical Equipment 0.4%
Emerson Electric Co.	200	9,070
Energizer Holdings, Inc. *	3,200	81,568
Molex, Inc., Class A	1,275	23,447
Rockwell Automation, Inc.	15,100	312,570
426,655
Industrial Conglomerates 1.4%
3M Co.	1,400	182,042
Carlisle Companies, Inc.	300	12,147
General Electric Co.	53,962	1,376,031
1,570,220
Machinery 2.3%
AGCO Corp. *	10,200	164,220
Danaher Corp.	9,100	598,416
Deere & Co.	4,000	157,040
Eaton Corp.	600	41,970
EnPro Industries, Inc. *	440	1,751
Ingersoll-Rand Co., Class A	5,900	227,681
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery continued
ITT Industries, Inc.	5,760	$ 307,642
Navistar International Corp. *	10,200	251,022
Paccar, Inc.	200	10,054
Pentair, Inc.	100	3,535
SPX Corp. *	13,100	447,496
Terex Corp. *	33,100	409,116
Timken Co.	300	4,686
2,624,629
Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	1,800	44,820
CSX Corp.	2,100	59,892
GATX Corp.	29,900	432,952
JB Hunt Transportation Services, Inc. *	200	5,384
Norfolk Southern Corp.	16,200	300,672
Roadway Express, Inc.	500	16,760
Ryder Systems, Inc.	300	6,153
Swift Transportation Co., Inc. *	5,600	89,600
Union Pacific Corp.	900	49,500
Werner Enterprises, Inc.	3,800	73,188
1,078,921
INFORMATION TECHNOLOGY 13.6%
Communications Equipment 2.0%
ADTRAN, Inc. *	100	3,591
Advanced Fibre Communications, Inc. *	13,950	211,203
American Tower Systems Corp., Class A *	56,570	312,266
Cisco Systems, Inc. *	50,872	660,319
Corning, Inc. *	70,000	408,800
Harris Corp.	100	2,777
Lucent Technologies, Inc. *	43,000	63,210
Motorola, Inc.	15,300	126,378
Nortel Networks Corp. *	23,500	48,880
QUALCOMM, Inc.	11,944	430,701
2,268,125
Computers & Peripherals 1.6%
Apple Computer, Inc. *	16,000	226,240
Dell Computer Corp. *	27,755	757,989
EMC Corp. *	13,600	98,328
International Business Machines Corp.	5,900	462,737
Lexmark International Group, Inc., Class A *	1,900	127,205
Maxtor Corp. *	200	1,126
Storage Technology Corp. *	300	6,066
Sun Microsystems, Inc. *	20,400	66,504
Western Digital Corp. *	800	7,248
1,753,443
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 0.9%
Avnet, Inc. *	1,800	$ 18,864
Benchmark Electronics, Inc. *	1,200	33,996
Cree Research, Inc. *	200	3,704
Invision Technologies, Inc. *	600	13,482
Roper Industries, Inc.	19,200	553,920
Waters Corp. *	18,730	396,327
1,020,293
Internet Software & Services 0.7%
Expedia, Inc., Class A *	8,320	429,811
Yahoo, Inc. *	13,310	319,706
749,517
IT Consulting & Services 0.5%
Amdocs, Ltd. *	2,900	38,512
SunGard Data Systems, Inc. *	26,200	558,060
596,572
Office Electronics 0.0%
IKON Office Solutions, Inc.	500	3,550
Semiconductor Equipment & Products 3.3%
Altera Corp. *	53,100	718,974
Analog Devices, Inc. *	17,160	471,900
ASM Lithography Holding NV *	24,700	162,279
Atmel Corp. *	3,000	4,800
Cypress Semiconductor Corp. *	200	1,380
Genesis Microchip, Inc. *	200	2,496
Integrated Device Technology, Inc. *	200	1,588
Intel Corp.	27,500	447,700
LSI Logic Corp. *	15,400	69,608
Maxim Integrated Products, Inc.	6,570	237,308
Microchip Technology, Inc.	11,550	229,845
Novellus Systems, Inc. *	14,150	385,870
RF Micro Devices, Inc. *	17,570	105,930
Silicon Laboratories, Inc. *	1,000	26,150
Texas Instruments, Inc.	39,100	640,067
Xilinx, Inc. *	5,400	126,414
3,632,309
Software 4.6%
BEA Systems, Inc. *	22,980	234,166
BMC Software, Inc. *	600	9,054
Citrix Systems, Inc. *	1,100	14,476
Cognizant Technology Solutions Corp., Class A *	669	45,057
Intuit, Inc. *	11,714	435,761
J.D. Edwards & Co. *	18,100	199,462
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software continued
Mercury Interactive Corp. *	4,210	$ 124,953
Microsoft Corp.	51,074	1,236,502
Network Associates, Inc. *	24,780	342,212
Oracle Corp. *	70,766	767,740
Peoplesoft, Inc. *	40,500	619,650
Sybase, Inc. *	500	6,475
Symantec Corp. *	4,940	193,549
Take-Two Interactive Software, Inc. *	1,700	37,995
Veritas Software Corp. *	49,590	871,792
5,138,844
MATERIALS 4.5%
Chemicals 1.6%
Dow Chemical Co.	2,700	74,547
E.I. du Pont de Nemours & Co.	2,300	89,378
Georgia Gulf Corp.	100	2,013
Hercules, Inc. *	100	870
IMC Global, Inc.	1,700	16,354
Lyondell Chemical Co.	34,300	478,485
Millipore Corp.	15,620	510,774
PPG Industries, Inc.	7,100	320,068
Praxair, Inc.	100	5,635
Rohm & Haas Co.	8,000	238,240
Sherwin-Williams Co.	900	23,787
1,760,151
Containers & Packaging 0.4%
Ball Corp.	1,500	83,550
Crown Holdings, Inc.	600	3,372
Owens Illinois, Inc. *	200	1,808
Pactiv Corp. *	10,000	203,000
Sealed Air Corp. *	200	8,026
Smurfit-Stone Container Corp. *	8,590	114,754
414,510
Metals & Mining 2.1%
Alcan Aluminum, Ltd.	4,200	117,180
Alcoa, Inc.	13,100	253,878
AngloGold, Ltd., ADR	19,200	579,456
Arch Coal, Inc.	10,500	199,605
Barrick Gold Corp.	20,900	325,204
Freeport-McMoRan Copper & Gold, Inc., Class B *	8,300	141,515
Newmont Mining Corp.	2,300	60,145
Nucor Corp.	9,300	354,981
Phelps Dodge Corp. *	10,200	331,296
Quanex Corp.	100	3,170
2,366,430
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products 0.4%
International Paper Co.	3,100	$ 104,780
Weyerhaeuser Co.	6,400	306,112
410,892
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.4%
ALLTEL Corp.	3,700	165,612
AT&T Corp.	8,260	133,812
BellSouth Corp.	8,400	182,028
Centurytel, Inc.	10,700	295,320
SBC Communications, Inc.	17,100	343,026
Sprint Corp.	4,600	54,050
Verizon Communications, Inc.	11,400	402,990
1,576,838
Wireless Telecommunications Services 0.9%
Crown Castle International Corp. *	65,640	361,020
Nextel Communications, Inc., Class A *	42,670	571,351
932,371
UTILITIES 1.7%
Electric Utilities 1.5%
Cinergy Corp.	11,000	370,150
Consolidated Edison, Inc.	500	19,235
Constellation Energy Group, Inc.	2,800	77,644
Dominion Resources, Inc.	1,400	77,518
DTE Energy Co.	700	27,055
Duke Energy Corp.	3,726	54,176
Edison International *	600	8,214
Entergy Corp.	2,600	125,190
Exelon Corp.	4,650	234,406
FirstEnergy Corp.	4,300	135,450
FPL Group, Inc.	7,500	441,975
PG&E Corp. *	600	8,070
Progress Energy, Inc.	1,600	62,640
Puget Energy, Inc.	100	2,131
Southern Co.	900	25,596
Texas Genco Holdings, Inc.	135	2,348
Wisconsin Energy Corp.	900	22,860
1,694,658
Gas Utilities 0.2%
Enbridge Energy Management, LLC	945	37,593
NICOR, Inc.	400	10,928
Oneok, Inc.	10,500	192,570
241,091
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities 0.0%
Progress Energy, Inc.	2,800	$ 364
Williams Companies, Inc.	1,000	4,580
4,944
Total Common Stocks		106,935,356
PREFERRED STOCKS 0.2%
CONSUMER DISCRETIONARY 0.2%
Automobiles 0.2%
Porsche AG	650	181,684
UNIT INVESTMENT TRUSTS 1.3%
iShares S&P SmallCap 600 Value Fund	7,900	527,088
Midcap Spider Trust, Ser. 1	9,200	688,160
Nasdaq 100 Shares, Ser. 1 *	7,900	199,475
Total Unit Investment Trusts		1,414,723
SHORT-TERM INVESTMENTS 2.9%
MUTUAL FUND SHARES 2.9%
Evergreen Institutional U.S. Government Money Market Fund (o)	3,285,593	3,285,593
Total Investments (cost $115,467,042) 100.6%		111,817,356
Other Assets and Liabilities (0.6%)		(688,978)
Net Assets 100.0%		$ 111,128,378

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
ADR	American Depository Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 115,467,042
Net unrealized losses on securities	(3,649,686)

Market value of securities	111,817,356
Receivable for securities sold	420,265
Receivable for Fund shares sold	25,439
Dividends receivable	84,161
Prepaid expenses and other assets	36,423

Total assets	112,383,644

Liabilities
Payable for securities purchased	1,012,538
Payable for Fund shares redeemed	194,240
Advisory fee payable	2,695
Distribution Plan expenses payable	2,067
Due to other related parties	310
Accrued expenses and other liabilities	43,416

Total liabilities	1,255,266

Net assets	$ 111,128,378

Net assets represented by
Paid-in capital	$ 227,683,221
Undistributed net investment loss	(725,372)
Accumulated net realized losses on securities and foreign currency related transactions	(112,179,787)
Net unrealized losses on securities and foreign currency related transactions	(3,649,684)

Total net assets	$ 111,128,378

Net assets consists of
Class A	$ 51,997,460
Class B	53,562,658
Class C	4,982,025
Class I	586,235

Total net assets	$ 111,128,378

Shares outstanding
Class A	8,977,509
Class B	9,562,931
Class C	890,673
Class I	100,207

Net asset value per share
Class A	$ 5.79
Class A -- Offering price (based on sales charge of 5.75%)	$ 6.14
Class B	$ 5.60
Class C	$ 5.59
Class C -- Offering price (based on sales charge of 1.00%)	$ 5.65
Class I	$ 5.85

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,237)	$ 815,876

Expenses
Advisory fee	525,233
Distribution Plan expenses
Class A	70,945
Class B	290,578
Class C	28,123
Administrative services fee	60,372
Transfer agent fee	442,336
Trustees' fees and expenses	3,220
Printing and postage expenses	32,691
Custodian fee	15,811
Registration and filing fees	11,059
Professional fees	12,032
Other	41,951

Total expenses	1,534,351
Less: Expense reductions	(219)

Net expenses	1,534,132

Net investment loss	(718,256)

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	(10,495,534)
Foreign currency related transactions	63

Net realized losses on securities and foreign currency related transactions	(10,495,471)
Net change in unrealized gains or losses on securities and foreign currency related transactions	13,076,228

Net realized and unrealized gains on securities and foreign currency related transactions	2,580,757

Net increase in net assets resulting from operations	$ 1,862,501

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2003		Year Ended
	(unaudited)		September 30, 2002

Operations
Net investment loss		$ (718,256)		$ (2,370,145)
Net realized losses on securities and foreign currency related transactions
		(10,495,471)		(77,767,926)
Net change in unrealized gains or losses on securities and foreign currency related transactions
		13,076,228		46,466,168

Net increase (decrease) in net assets resulting from operations		1,862,501		(33,671,903)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	112,033	665,173	463,852	3,510,516
Class B	243,097	1,406,158	764,116	5,738,694
Class C	21,659	124,733	198,610	1,491,104
Class I	22,787	139,168	31,643	240,063

		2,335,232		10,980,377

Automatic conversion of Class B shares to Class A shares
Class A	70,140	409,275	215,412	1,680,477
Class B	(72,380)	(409,275)	(221,000)	(1,680,477)

		0		0

Payment for shares redeemed
Class A	(1,286,801)	(7,544,412)	(4,506,787)	(33,591,930)
Class B	(1,304,132)	(7,410,951)	(2,969,077)	(20,897,147)
Class C	(213,610)	(1,208,731)	(452,284)	(3,223,430)
Class I	(27,764)	(170,938)	(232,121)	(1,649,514)

		(16,335,032)		(59,362,021)

Net decrease in net assets resulting from capital share transactions		(13,999,800)		(48,381,644)

Total decrease in net assets		(12,137,299)		(82,053,547)
Net assets
Beginning of period		123,265,677		205,319,224

End of period		$ 111,128,378		$ 123,265,677

Undistributed net investment loss		$ (725,372)		$ (7,116)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Masters Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.87% of the Fund's average daily net assets.

MFS Institutional Advisors, Inc., Oppenheimer Funds, Inc. and Marsico Capital Management, LLC are investment sub-advisors to the Fund. Prior to September 1, 2002, Putnam Investment Management, LLC served as one of the sub-advisors to the Fund. Subject to the supervision of EIMC, each investment sub-advisor manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies. The Fund pays no direct fees to the investment sub-advisors for their services.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.73% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $36,273 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $63,523,077 and $76,251,291, respectively, for the six months ended March 31, 2003.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $115,467,042. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,915,575 and $10,565,261, respectively, with a net unrealized depreciation of $3,649,686.

As of September 30, 2002, the Fund had $29,553,000 in capital loss carryovers for federal income tax purposes expiring in 2010.

For income tax purposes, capital and currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2002, the Fund incurred and elected to defer post-October capital losses of $68,735,975 and currency losses of $305.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $219, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566381   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034